UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 20, 2006 (January 19, 2006)

BARNES & NOBLE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	06-1196501
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 19, 2006, William F. Reilly was appointed to the Board of Directors of Barnes & Noble, Inc. (the “Corporation”), to serve until the annual meeting of the Corporation’s stockholders in 2008.

Mr. Reilly has been Chief Executive Officer of Aurelian Communications, a special interest publisher, since he founded it in February 2002. He served as Chairman and Chief Executive Officer of Primedia Inc., a specialty media company, from February 1990 to 1999. He also served as a member of the Board of Directors of Barnes & Noble.com from 1999 to 2004. Mr. Reilly is a member of the Board of Directors of FMC Corporation, and serves on the Board of Trustees of the University of Notre Dame.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC. (Registrant)
By:	/s/ Joseph J. Lombardi
Joseph J. Lombardi
Chief Financial Officer

Date: January 20, 2006